UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

WORLD SURVEILLANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-235332	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815
 (Address of principal executive offices and Zip Code)

Sanswire Corp.
(Former name or former address, if changed since last report)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

Effective April 19, 2011, Sanswire Corp. (the “Company”) merged a newly created, wholly-owned Delaware subsidiary, World Surveillance Group Inc., with and into itself, with the Company being the surviving corporation.  The Company’s Restated Certificate of Incorporation is the charter of the surviving corporation except that the Company’s name was changed to World Surveillance Group Inc.  In connection with the change of its corporate name, the Company also requested a new stock ticker symbol, which the Company expects FINRA to assign in the near future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

3.1	Certificate of Ownership of Sanswire Corp. and World Surveillance Group Inc. dated April 4, 2011.

99.1	Press Release dated April 19, 2011 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
World Surveillance Group Inc. (Registrant)

Date: April 19, 2011	/s/ Glenn D. Estrella
	By:	Glenn D. Estrella
	Title:	President and Chief Executive Officer